SUPPLEMENT DATED JULY 13, 2009 TO THE PROSPECTUS OF
MORGAN STANLEY SERIES FUNDS —
MORGAN STANLEY COMMODITIES ALPHA FUND
Dated November 28, 2008

Footnote (6) to the table in the Prospectus entitled "Fees and Expenses — Annual Fund Operating Expenses" is hereby deleted and replaced with the following:

(6)  The Investment Adviser has agreed to cap the Total Annual Fund operating expenses (except for brokerage and 12b-1 fees) by assuming the Fund's "other expenses" and/or waiving the Fund's advisory fees, and Morgan Stanley Services Company, Inc., the Administrator, has agreed to waive the Fund's administrative fees to the extent such operating expenses on an annualized basis exceed 1.00% for each of the Class A, Class C, Class I, Class R and Class W shares of the average daily net assets of the Fund. This cap/waiver may be terminated at any time.

***

The third and fourth paragraphs of the section of the Prospectus entitled "The Fund — Fund Management" are hereby deleted and replaced with the following:

  The Fund is managed within the Quantitative and Structured Solutions ("QSS") team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund are Justin Simpson, a Managing Director of the Sub-Adviser, Chris Callan, an Executive Director of the Sub-Adviser, Arunabh Mukherjee, a Vice President of the Sub-Adviser and Rachel Madeiros, a Senior Associate of the Sub-Adviser.

  Mr. Simpson has been associated with the Sub-Adviser in an investment management capacity since November 2005. Mr. Simpson is head of the QSS team. He joined Morgan Stanley in 1990 and has 18 years of investment industry experience. He was formerly director of interest rate and currency strategy and global economics and also had responsibility for the index and portfolio solutions team and the quantitative trading strategies team. Mr. Callan has been associated with the Sub-Adviser in an investment management capacity since March 2006. Mr. Callan joined Morgan Stanley in 2004 and has 10 years of investment industry experience. Mr. Callan joined the firm working with the FX quantitative trading strategy team before joining the QSS team in 2006. Prior to this, he worked at Nikko Europe, Sanwa International and Bear Stearns International. Mr. Mukherjee has been associated with the Sub-Adviser in an investment management capacity since March 2006. Mr. Mukherjee is a portfolio manager for FX and Commodities strategies on the QSS team. He joined Morgan Stanley in 2004 and has six years of investment industry experience. Prior to joining Morgan Stanley, he was an associate at JPMorgan, focusing on FX Options and Commodities. Ms. Madeiros has been associated with the Sub-Adviser in an investment management capacity since January 2007. She joined Morgan Stanley in 2004 and has four years of investment industry experience. Prior to joining Morgan Stanley, she was employed in the reinsurance industry.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

COASPT

SUPPLEMENT DATED JULY 13, 2009 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY SERIES FUNDS —
MORGAN STANLEY COMMODITIES ALPHA FUND
Dated November 28, 2008

The section of the Fund's Statement of Additional Information entitled "V. Investment Advisory and Other Services — G. Fund Management" is hereby revised to delete all references to Deepak Baghla.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.